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                                                                EXHIBIT 10(ii)


                    AMENDMENT NO. 2 TO EXCHANGE AGREEMENT


         AMENDMENT, dated as of November 7, 1995, by and among Spelling Entertainment Group Inc., a Delaware corporation and successor-in-interest to Spelling Entertainment Group Inc., a Florida corporation (the "Company"), Blockbuster Entertainment Group on behalf of Viacom Inc., as successor-in-interest to Blockbuster Entertainment Corporation, a Delaware corporation ("BEG") and Blockbuster Interactive Entertainment, Inc., a Delaware corporation ("BIE"), to that certain Exchange Agreement entered into by and among the Company, BEG and BIE as of June 30, 1994, and Amendment No. 1 to Exchange Agreement, dated as of July 8, 1995 (the "Agreement").

         WHEREAS, the Company, BEG and BIE have agreed to amend certain provisions of the Agreement pertaining to BEG's Put Right and the Company's Call Right;

         NOW, THEREFORE, in consideration of the premises and pursuant to
Section 12.3 of the Agreement, the Company, BEG and BIE hereby agree as follows:

              1. Section 10.5(c) of the Agreement is hereby amended to read in its entirety as follows:

                   (c) The options provided for in this Section 10.5 are collectively referred to herein as the "Put Right." The Put Right may be exercised by BEG at any time within the 120 day period commencing on November 7, 1995 and concluding on March 5, 1996.

              2. Section 10.6(b) of the Agreement is hereby amended to read in its entirety as follows:

                   (b) The options provided for in this Section 10.6 are referred to herein as the "Call Right." The Call Right may be exercised by the Company at any time within the 120 day period commencing on November 7, 1995 and concluding on March 5, 1996.

              3. This Amendment shall be deemed effective as of November 7, 1995.

              4. Except as expressly provided in this Amendment, the Agreement shall not be deemed amended, modified or altered in any manner whatsoever.

              5. Capitalized terms not otherwise defined herein shall have the meaning given to them in the Agreement.
















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         IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 2 to Exchange Agreement to be duly executed on this 7th day of November, 1995.


                                    SPELLING ENTERTAINMENT GROUP INC.

                                    By:  /s/ Thomas P. Carson
                                    ---------------------------------------
                                    Title: Executive Vice President
                                    ---------------------------------------


                                    BLOCKBUSTER INTERACTIVE
                                    ENTERTAINMENT, INC.

                                    By:  /s/ Thomas W. Hawkins
                                    ---------------------------------------
                                    Title: Sr. Vice President
                                    ---------------------------------------



                                    BLOCKBUSTER ENTERTAINMENT GROUP,
                                      on behalf of Viacom Inc.

                                     By:  /s/ Thomas W. Hawkins
                                     ---------------------------------------
                                     Title: Ex. Vice President
                                     ---------------------------------------